   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 2004

                           REGISTRATION NO. 333-84730

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-1
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                     LEASE EQUITY APPRECIATION FUND I, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                        7394                  68-0492247
----------------------------  -------------------------   ----------------------
(State or other jurisdiction      (Primary Standard         (I.R.S. Employer
     of incorporation or      Industrial Classification   Identification Number)
        organization)                Code Number)

                          49 Bancroft Mills, Unit P-15
                              Wilmington, DE 19806
                                 (302) 658-5600
    ------------------------------------------------------------------------
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              Crit DeMent, Chairman
                           LEAF Financial Corporation
                   1845 Walnut Street, Philadelphia, PA 19103
                                 (215) 574-1636
            ---------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 With a copy to:
                               J. Baur Whittlesey
                            Ledgewood Law Firm, P.C.
                               1521 Locust Street
                             Philadelphia, PA 19102
                                 (215) 731-9450
                                 --------------

DEREGISTRATION

The undersigned hereby removes from registration 328,253.847 Units of Limited Partnership Interest ("Units") of Lease Equity Appreciation Fund I, L.P. (the "Registrant") which remain unsold at the termination of the Registrant's offering on August 15, 2004. Upon the deregistration of the unsold Units as set forth above, there will be no additional sales of Units of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment to the Registration Statement on Form S-1 to be signed on its behalf of the undersigned, thereunto duly authorized, in Philadelphia, Pennsylvania, on September 29, 2004.

                            LEASE EQUITY APPRECIATION FUND I, L.P.

                            By: LEAF Financial Corporation, its General Partner

                            By: /s/ Miles Herman
                               -------------------------------------------------
                            Name:  Miles Herman
                            Title: President and Chief Operating Officer



Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement on Form S-1 has been signed below by the following persons on behalf of the registrant and in the capacities for the general partner and on the dates indicated below:

By:   /s/ Robert Moskovitz
   ---------------------------------------------------
Name: Robert Moskovitz
Title: Chief Financial Officer
Date:  September 29, 2004


By: /s/ Miles Herman
    --------------------------------------------------
    Miles Herman, individually and as attorney-in-fact
    for each person listed below pursuant to the power
    of attorney previously filed as part of the
    Registration Statement.

SIGNATURE                            TITLE                                           DATE
Crit S. DeMent                       Chairman, Chief Executive Officer,              September 29, 2004
                                     Director

Miles Herman                         President, Chief Operating Officer              September 29, 2004
                                     Director

Jonathan Z. Cohen                    Director                                        September 29, 2004